Exhibit 99.1

Investor Presentation June 2017

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers.

DiamondRock at a Glance KEY STATISTICS Hotels (Rooms) 28 (9,619) Enterprise Value $3.1B Market Cap $2.2B Enterprise Value / Key ~$325K Dividend Yield 4.5% Net Debt/EBITDA(1) 3.1x Based on PF 2017F EBITDA and 2017F year-end net debt. Pro forma for acquisition of L’Auberge de Sedona and Orchards Inn Sedona for the full-year. Based on 2017F EBITDA for all properties. Pro forma for acquisition of L’Auberge de Sedona and Orchards Inn Sedona for the full-year. FY2017 EBITDA & FFO GUIDANCE RevPAR: (1.0%) to 1.0% Adjusted EBITDA: $238.5M - $251.5M Adj. FFO per Share: $0.96 -$1.01 POWERFUL BRANDS(2) Note: Updated guidance pro forma for acquisition of L’Auberge de Sedona and Orchards Inn Sedona for ownership period. URBAN AND RESORT HOTELS IN TOP MARKETS(2) Market data as of 6/1/17. Marriott , 29% Renaissance 9% Autograph 3% Courtyard 6% JW Marriott 3% Luxury Collection 2% Westin , 27% Sheraton Suites 3% Hilton , 8% Hilton Garden Inn 3% Boutique 7% Destination Resorts 16% South Florida 11% Sedona 3% Boston 16% Chicago 13% New York 10% Other CBD 11% Denver 5% Washington, DC 5% San Diego 5% Other 4% San Francisco 1%

Why DiamondRock?

DIAMONDROCK HOSPITALITY

1 **Premier Hotel Portfolio**
- Top-tier RevPAR portfolio among lodging REIT peers
- Strategically diversified brands, managers, and geographic distribution

2 **Capital Allocation Opportunities**
- Acquired L'Auberge de Sedona & Orchards Inn for $97M at 8% EBITDA yield
- $350M in investment capacity (>$100M of cash and undrawn $300M LOC)
- Evaluating selective value-add acquisition opportunities
- Opportunistically maintaining 10b5-1 share repurchase & ATM program

3 **Portfolio Well-Positioned for 2017 And Beyond**
- Renovation tailwinds (Chicago, Fort Worth, Charleston)
- Minimal exposure to challenged markets (SF, Houston, Miami)
- Portfolio supply (2.5%) better than Top 25 avg. and insulated in many markets

4 **Intense Asset Management Focus**
- Recently hired Tom Healy as COO and EVP of AM
- Hotel Operating costs held to only 1% in 1Q17
- Pursuing opportunities in energy, labor and food cost programs

5 **Fortress Balance Sheet**
- ~3.1x Net Debt / EBITDA in 2017
- Average debt maturity of ~6 years with 20 hotels unencumbered by debt
- Attractive dividend yield with ample coverage



The Gwen, A Luxury Collection Hotel



Vail Marriott Mountain Resort

4

High Quality Portfolio With Urban and Resort Concentration

6 CAPITAL ALLOCATION OPPORTUNITIES

Creating Value Throughout Cycle Cost of Capital Higher Lower Match-fund Near-term Accretive Acquisitions By Issuing Equity At or Above NAV Consider Opportunistically Raising Equity Above NAV, if appropriate Limit Non-core Asset Sales Sell Non-Core Assets Consider Accretive Acquisition Opportunities Consider All Options for Use of Dispositions Proceeds Sell Non-Core Assets and Deploy Proceeds Into Share Repurchases Consider Using Leverage Capacity to Exhaust Current $150M Share Repurchase Program as Stock Price Declines Explore Additional Asset Sales Value Creation Playbook Tools Available $350M in investment capacity with >$100M of cash and undrawn $300M LOC Recently deployed $97M of capacity for Sedona acquisitions ATM program Explore high-value creating acquisition and disposition opportunities Share repurchase program 3.1x net debt at YE17 and 20 unencumbered assets provides significant flexibility

Acquisitions to Power Performance DRH Market Update Dry Powder $350M in dry powder $28M in potential EBITDA(1) Outperformance DRH stock outperformed following recent acquisitions by an average of 380bps Targets Focus on supply-constrained markets Focus on deals with clear asset management and value-add opportunities Avoiding major turn-arounds or deep capital needs Implies 8% EBITDA yield on acquisition, which is the same yield as recent 2-pack acquisition in Sedona. Peers include AHT, AHP, CHSP, HST, HT, LHO, PEB, RLJ, SHO, and XHR. DRH TSR Outperformance post-Sedona announcement (10.0%) (5.0%) 0.0% 5.0% 10.0% DRH Simple Peer Avg

Acquisition of L’Auberge de Sedona and Orchards Inn Sedona Iconic assets with immediate asset management upside in attractive, high-growth resort market #1 Conde-Nast rated hotel in Southwest Sourced in off-market deal Recycled capital from dispositions at a 12.8x multiple and $120 RevPAR into 12.6x multiple and >$250 RevPAR Attractive deal metrics: Highest RevPAR asset in portfolio 8% EBITDA yield 12.6x multiple on 2017 EBITDA No new supply currently planned or under development in Sedona $97M Acquisition of Luxury Assets in High-Growth Market L’Auberge de Sedona L’Auberge De Sedona Clear Path to Stabilized EBITDA $6.6M >$9.5M ~$1.1M ~$7.7M ~$0.3M ~$0.5M ~$1.0M $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 2016A EBITDA Renovation Disruption 2017B EBITDA Parking Revenue Labor Initititves Other Direct Expense Inititives Stabilized EBITDA

10 Intense Asset management

Intense Asset Management Hotel Adj. EBITDA Margin Growth ~600 bps Chicago Marriott New COO Tom Healy Brings New Initiatives: Exploring new opportunities in: Labor management Energy Food cost 1Q17 Expense Growth Held to 1% L’Auberge De Sedona 25.8% 31.8% 24% 26% 28% 30% 32% 2013 2016

Recent Repositionings to Drive Value Rebranded to Luxury Collection $27M renovation completed in April 2017 1,200bps market share opportunity $3M NOI upside opportunity The Gwen 4th phase of $100M renovation to be completed Winter 2017-18 2018 group pace up ~15% New model on room service implemented Chicago Marriott Acquired for 8% Yield Ample asset management opportunities $2.9M upside identified (’16-’20) Orchards Inn - potential $75 rate / resort fee upside ($1.1M in revenues) from repositioning L’Auberge and Orchards Inn $18M renovation completed in 2016 RevPAR up low double digits in 2017 Expect to gain 500bps market share in 2017 Worthington Renaissance $7M renovation completed in April 2017 600bps market share opportunity Total basis only $213K per room Sonoma Renaissance $6M renovation completed in March 2017 500bps market share opportunity RevPAR to be up ~12% Q2-Q4 Charleston Renaissance Charleston Renaissance Worthington Renaissance

Significant Potential From Future Repositionings Vail a prime, luxury market $300 rate discount to luxury comp set in-season $50 of FY ADR increase yields $3.5M in EBITDA Four years left on franchise agreement ~$1M IMF should reset in future Vail Marriott Mountain Resort Key West market runs mid-80% occupancy 100% suites (some of largest on island) offer a competitive advantage Prime beachfront location Brand fees of approx. $1.5M annually Evaluating repositioning as boutique, lifestyle Hotel Sheraton Suites Key West Sheraton Suites Key West Vail Marriott Mountain Resort

Marriott - Starwood Combination Fuels Growth

DIAMONDROCK HOSPITALITY

DRH to Benefit From Marriott-Starwood Merger

- DRH Portfolio has 20 of 28 Hotels in new-Marriott brand family
- Marriott most powerful hotel brand company in the world:
  - Largest reservation system: 1.2M hotel rooms worldwide
  - Most powerful loyalty program: 100M members globally, growing at 1M members per month

DRH Has >2,500 Hotel Rooms Under Starwood Brands

- Expect hotels to gain share post reservation and loyalty system merge
  - ~90% of SPG members did not have Marriott Rewards
  - 50bps of share gains on legacy HOT portfolio equals >$1M in EBITDA
- Expect to improve profitability from reduced shared service cost
  - 50bps of margin improvement on legacy HOT portfolio equals >$1M in incremental profit

MAR-HOT BRAND BREAKDOWN[1]



JW Marriott 3%
Luxury Collection 2%
Courtyard 6%
Autograph 3%
Renaissance 9%
Westin, 27%
Marriott 29%
Non-Marriott 17%
Sheraton Suites 3%

(1) Based on PF 2017F EBITDA. Pro forma for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for the full-year.

14

15 2017 outlook

Renovations to Aid Performance

Current Significant Capital Projects		
Property	**Project**	**Approx. '16-'17 Spend($M)**
Charleston Renaissance	Guestroom Renovation	$8M
Chicago Marriott	Guestroom, Fitness Center and Meeting Space Renovation	$60M
The Gwen	Lobby and Guestroom Renovation	$27M
JW Cherry Creek	Guestroom Renovation	$7M
Shorebreak Hotel	Lobby / F&B Renovation	$5M
Sonoma Renaissance	Guestroom Renovation	$9M
Westin Fort Lauderdale	F&B, Lobby, Porte Cochere Repositioning	$8M
Worthington Renaissance	Guestroom Renovation	$23M
Other		$63M-73M
Total		**$210M-$220M**



Shorebreak Hotel



The Lodge at Sonoma Renaissance & Spa

Approximately $210 - $220M Invested in Portfolio from 2016 to 2017

16

2017 DRH Key Market Drivers

DIAMONDROCK HOSPITALITY

Market (% of 2017F EBITDA)	DRH Asset Outlook	Demand[1]	Supply[1]	DRH / Market Notes as of Q1:
Boston *(16%)*		4.0%	3.4%	- Weaker group pace as market absorbs supply; roughly flat RevPAR
Chicago *(13%)*		2.6%	3.0%	**Chicago Marriott:** Group pace: +6%; outperformance from renovation ramp **Gwen:** Significant outperformance on 2Q-4Q tailwinds; Group pace up over 20%
Denver *(5%)*		4.4%	3.8%	- Expect approx. flat RevPAR; year of supply absorption - Temporary disruption of Cherry Creek demand generator
Ft. Lauderdale *(7%)*		-1.4%	1.5%	- Market feeling pressure from Miami weakness (supply, Zika)
Ft. Worth, TX *(5%)*		2.6%	4.6%	**Worthington Renaissance:** Ramp from room renovations to drive outperformance in 2017; expect low double digit RevPAR growth
New York City *(10%)*		4.3%	5.3%	- NYC expected to remain challenging through 2017 - Waldorf-Astoria closure a catalyst for Midtown East (10% of Midtown East rooms during reno and 7% reduction long-term)
San Diego *(5%)*		-0.2%	2.2%	**San Diego Westin:** Group pace +5%, off two strong years
San Francisco *(1%)*		2.0%	1.2%	- Citywide activity down >30% on Convention Center closure - DRH among lowest allocations to SF (1%) among lodging REITs
Sedona *(3%)*		N/A	0.0%	- Significant rate and operational upside from DRH asset management
Washington, DC *(5%)*		1.5%	2.5%	**Westin DC:** Group pace up nearly 20%; Inauguration provides strong growth in 1Q17

(1) Based on PKF's most recent forecast for Upper-priced hotels within each market.
(2) Based on DRH's proprietary city-wide activity data.

17

2017 Guidance Building Blocks Macro Drivers: Top 25 markets to underperform broader US RevPAR of 0% to 2% by 100 to 150bps Elevated supply of 2.8% in top 25 markets in 2017(1) Does not include any potential upside from a reacceleration in growth due to tax reform, stimulus, or deregulation Top-Line Drivers: No incremental renovation disruption from prior years but timing different Headwinds in 1H17 and tailwinds in 2H17 Expect group revenues to be roughly flat during the 1H17, improving too low to mid-single digit growth during the back half of the year Operators assume 8.5% “in-the-year” group pick-up, while guidance assumes down approximately 10% (consistent with recent trends, which are negative) Short-term bookings are expected to continue to weaken NYC RevPAR forecasted in the range of -3.5% to -4.5%, in line with Manhattan expectations Key Expense Assumptions: Corporate G&A of approximately $25 million, up slightly due to mgmt. transition Hotel operating expense growth of approximately 2.5% Labor and benefits up approximately 2.7% Property taxes up $5 million due to lapping of prior year appeals Income tax expense of $7.5 to $11.5 million Acquisition / Disposition Assumptions: $7.5M of EBITDA and $7.0M of FFO from Sedona Acquisitions No other acquisition or disposition activity assumed The Lodge at Sonoma Renaissance & Spa The Gwen, A Luxury Collection Hotel Based on Lodging Econometrics’ top-25 hotels forecast.

2017 Supply Outlook Source: STR, DRH Estimates. DRH expecting approximately 2.5% supply growth in 2017, in line with peer average Many of DRH’s submarkets are well insulated to new supply with high barriers to entry and high development cost Bridging DRH Supply Misconceptions: Resort Markets with High Barriers to Entry have Minimal Supply Near zero supply in many key resort markets including Sedona, Key West, St. Thomas, Vail, and Sonoma Submarkets Matter Submarkets like Midtown East in NYC have significantly lower supply than the broader CBD / MSA Several key DRH markets often misplaced in supply analyses (i.e. Fort Lauderdale given Miami supply data or Alpharetta given Atlanta) 2017F Supply Growth Sedona New York Chicago Boston Washington, DC San Francisco San Diego Fort Lauderdale Fort Worth Denver U.S. Virgin Islands Vail DRH Supply Outlooks 2.1% 2.2% 2.2% 2.4% 2.5% 2.5% 2.6% 2.6% 3.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% AHP SHO AHT INN DRH LHO HST RLJ HT

NYC Market Update

- **Q217 RevPAR tracking up 2.1% in NYC**
  - Q117 was down 1.3%
  - NYC RevPAR turned positive in Q4 2016
- **Recent Airbnb developments outlawing illegal rentals in NYC are a potential positive catalyst for market**
  - Now illegal to rent a unit for shorter than 30 days in NYC and illegal to advertise the rental of that unit
    - Affects majority of pre-law Airbnb listings
- **Supply in NYC remains elevated, but DRH submarkets have minimal supply**
  - DRH's primary submarket of Midtown East has minimal new supply with total pipeline of rooms at 4% (>1600bps lower than Manhattan total)
  - Waldorf Astoria (1,413 rooms) came offline 3/1
    - 10% of Midtown East rooms removed during renovation and 7% reduction long-term

NYC RevPAR Trending Positive Post-Airbnb Crackdown



Airbnb law signed
0%
-2%
9%
13%
6%
-8%
11%
20%
-2%
8%
18%
5%
2%
3%
-7%
-6%
-1%
2%
6%
3%
-13%
-9%
0%
9%
10%
1%
8%
-1%
-6%
-7%
4%
29-Oct
5-Nov
12-Nov
19-Nov
26-Nov
3-Dec
10-Dec
17-Dec
24-Dec
31-Dec
7-Jan
14-Jan
21-Jan
28-Jan
4-Feb
11-Feb
18-Feb
25-Feb
4-Mar
11-Mar
18-Mar
25-Mar
1-Apr
8-Apr
15-Apr
22-Apr
29-Apr
6-May
13-May
20-May
27-May

Source: STR.

NYC Remains Top US Market for Foreign Capital

Off-Shore Investment Since 2012

Metropolitan Area	Investment ($BN)
New York	$9.8
San Francisco	$1.5
Los Angeles	$1.4
Hawaii	$1.4
Miami	$0.9
Chicago	$0.7
Washington, DC	$0.7
Atlanta	$0.5
Boston	$0.5

Source: JLL.

20

NYC Long-Term Fundamentals Remains Strong Strong NYC Growth from Trough-to-Peak Source: JLL. Note: Represents New York Upper Upscale, Luxury, and Independents in Luxury Class. Minimal Upscale / Luxury Supply Growth After 2018 From 2008 - 2016, ~8K new rooms entered the market in the upper-upscale/luxury segment but occupancy stayed the same Illustrates market’s resiliency and robust demand growth NYC has historically had very strong trough-peak RevPAR growth Beyond 2018, the new supply pipeline in Manhattan is projected to significantly drop off significantly Given the limited new supply projected to enter the market, hotels in NYC will have an opportunity to improve top-line performance and market positioning 2.0% 1.6% 1.3% 6.8% 7.0% 4.2% 9.0% 8.8% 5.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 1991 – 2000 2001 – 2008 2009 – 2014 Occupancy ADR RevPAR (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% (1,000) (500) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017F 2018F 2019F 2020F

22 Fortress balance sheet

Fortress Balance Sheet 20 UNENCUMBERED HOTELS 8 Encumbered Hotels Boston Westin Courtyard Midtown East Salt Lake City Marriott Westin Washington, DC Sonoma Renaissance Westin San Diego Worthington Renaissance JW Marriott Cherry Creek Unencumbered Pool Hilton Boston The Gwen Vail Marriott Courtyard Denver Hotel Rex San Francisco Hilton Burlington Alpharetta Marriott Charleston Renaissance Bethesda Marriott Suites HGI Times Square Inn at Key West Key West Suites Westin Fort Lauderdale Shorebreak Hotel 20 UNENCUMBERED HOTELS (~$175M in 2016A Hotel Adj. EBITDA) Recently entered into new, 5-year $200M term loan $300M Line of Credit with no outstanding borrowings ~$120 million cash post-acquisition of Sedona and recent financings Net Debt to EBITDA of 3.1x by YE17 Weighted average debt maturity of 6 years with 3.7% weighted average interest rate Unencumbered Pool Frenchman’s Reef Marriott Chicago Marriott Courtyard 5th Avenue L’Auberge de Sedona Orchards Inn Lexington Hotel WELL-LADDERED DEBT MATURITIES LEVERAGE AT LOW END OF PEER GROUP Source: Baird. 2017F Net Debt plus preferred / EBITDA. Average: 4.8X 3.1 2.1 2.6 2.9 3.5 4.1 4.5 4.7 4.7 5.1 6.8 7.7 9.0 DRH SHO HST LHO XHR RHP RLJ CHSP INN PEB HT AHP AHT 0 0 0 57 100 200 158 84 346 0 - 50 100 150 200 250 300 350 400 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

24 CASE STUDIES

Creating Value Through Opportunistic Dispositions

DiamondRock Hospitality

Sold three non-core hotels in 2016 for total of $275M:

- **Hilton Garden Inn Chelsea**
  - Lowers NYC exposure, union hotel, disruptive near-term capital needs
- **Hilton Minneapolis**
  - Ground lease, low RevPAR, brand-managed, near-term capital needs, union
- **Orlando Airport Marriott**
  - Airport hotel, lowest RevPAR hotel (sub $100), brand-managed, near-term capital needs, peaking cash flows

Impact of Dispositions:

- Portfolio RevPAR increased by approximately $8
- Improves Hotel Adj. EBITDA margins by approximately 46 bps
- Increased share of third-party operated hotels
- Helps right-size allocation to NYC
- Avoids over $50M of disruptive, near-term capital expenditures

IMPROVED PORTOLIO QUALITY[1]



RevPAR
$171.79
+$8
$179.94
Pre-Dispositions
Post-Dispositions



Hotel Adj. EBITDA Margins
31.20%
+46 bps
31.66%
Pre-Dispositions
Post-Dispositions

	Orlando Airport Marriott	Hilton Minneapolis	HGI Chelsea	Weighted Average
Total Consideration[2]	$67M	$143M	$65M	$275M
2015 RevPAR	$92.21	$115.44	$219.97	$119.78
TTM NOI Cap Rate[3]	9.7%	7.6%	6.6%	7.8%
TTM NOI Cap Rate w/ Capital[3]	7.5%	6.3%	5.9%	6.6%
TTM EBITDA Multiple[3]	8.6x	11.0x	13.5x	10.7x
TTM EBITDA Multiple w/ Capital[3]	11.0x	13.1x	14.9x	12.8x

(1) Based on 2015A financials pre and post the disposition of the Orlando Airport, Minneapolis Hilton, and HGI Chelsea for the full fiscal year.
(2) Total consideration is the purchase price plus FF&E Reserve (for Orlando and Minneapolis) and standard pro-rations of working capital at closing.
(3) Trailing twelve months through the period ended March 31, 2016.

25

Renaissance Charleston Historic District Creating Value by Identifying Next Hot Market Increase from ‘10-’16 RevPAR ~45% RevPAR Index 4.5pts EBITDA ~50% EBITDA Margin >400bps Value Creation $30M - $40M NOI Yield >300bps PERFORMANCE SINCE ACQUISITION Off-market transaction acquired for $39M, or $235K per key, in 2010 at 11.1x EBITDA and 7.9% cap rate Currently at 7.9x multiple and 11.0% Cap Rate Increase in value of $200-$250K per key since acquisition First REIT to buy in Charleston this cycle Located in the heart of Charleston’s historic district Recognized as the #1 travel destination in US by Condé Nast the past four years and by Travel & Leisure the past two RevPAR grew at an 8.4% CAGR from 2009-14 Charleston International Airport recently completed $200M renovation Since 2010, airport passenger count has increased from 2M to 3.8M and has added service from both Southwest and JetBlue One of highest margin full-service properties in portfolio with over 400bps improvement since 2010 87% rooms department flow-through since 2010 Charleston Historic District RevPAR Growth Post-Acquisition Period 6.9% 3.6% 4.4% 1.2% 3.3% 9.2% 6.4% 10.6% - 2.7% - 10.8% 9.7% 9.6% 7.7% 7.0% 7.9% 4.2% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Westin Fort Lauderdale Beach Resort Creating Value by Better Operator Selection PERFORMANCE SINCE ACQUISITION Increase from ‘14-’16 RevPAR ~18% RevPAR Index 11.1pts EBITDA >90% EBITDA Margin >1600bps Value Creation $45M - $55M NOI Yield >300bps Acquired for $149M or $345K per key in late 2014 for 12.0x 2015 EBITDA multiple and 7.2% cap rate Currently 8.7x multiple and 10.3% cap rate Increase in value of $100-$125K per key since acquisition Driving Top-line Growth and Continued Operational Improvements in Year 2 Refocused revenue strategy leading to 15% RevPAR growth YTD and 18 points of market share gain Significantly improved operations through asset management best practices: 765 bps of EBITDA margin expansion in Q3 Q3 F&B Revenue up 15% with profit margins up over 1,000 bps on 113% flow-through Eliminated over $5M of annual expenses in Year 1 Replaced brand manager with third-party operator Comprehensively re-concepted restaurant to more profitable F&B outlet including eliminating restaurant license fee of ~$400K annually Fort Lauderdale Historic RevPAR Growth Post-Acquisition Period 15.6% 13.7% 11.1% 2.9% - 3.4% - 16.7% 6.3% 7.2% 6.6% 7.4% 11.0% 7.6% 1.9% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Key Takeaways Asset Management To Fuel Outperformance High Quality, Well Diversified Portfolio Portfolio Well-Positioned for 2017 Strategic Capital Allocation Creating Value Throughout Cycle ($350M in Investment Capacity) The Lexington New York City Hilton Garden Inn Times Square Westin Washington, D.C. Unique, Low Levered Balance Sheet